Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE

AGREEMENT, dated as of October 2, 2025, but effective as of September 30, 2025 (this “Amendment”), between CMTG JNP FINANCE LLC (“SPV Seller”), a Delaware limited liability company, CLAROS MORTGAGE TRUST, INC. (“Claros Seller”, and, together with SPV Seller, each individually and collectively, “Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Uncommitted Master Repurchase Agreement, dated as of June 4, 2025 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a)
Article 2 of the Repurchase Agreement is hereby amended by amending and restating the definition of “Maximum Facility Amount” in its entirety to read as follows:

“Maximum Facility Amount” shall mean $1,091,253,275.75 less amounts paid to Buyer from time to time as a payment or reduction of the Purchase Price (including Additional Amounts) paid to and applied by Buyer to reduce the Purchase Price.

SECTION 2. Conditions Precedent; Effective Date. This Amendment shall become effective with retroactive effect to September 30, 2025 on the date on which a counterpart of this Amendment is duly executed and delivered by a duly authorized officer of each of each Seller and Buyer.

SECTION 3. [***]

SECTION 4. Seller’s Representations and Warranties. On and as of the date first above written, each Seller hereby represents and warrants to Buyer that (a) such Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and

(b)
this Amendment has been duly executed and delivered by or on behalf of such Seller and constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 7. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Seller is a party (the “Transaction Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Seller under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.

SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial.

(a)
Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(b)
EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

a national banking association organized under the laws of the United States

By: /s/ Thomas N. Cassino

Name: Thomas N. Cassino

Title: Managing Director

SPV SELLER:

CMTG JNP FINANCE LLC, a Delaware

limited liability company

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Representative

CLAROS SELLER:

CLAROS MORTGAGE TRUST, INC., a

Maryland corporation

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: President and Chief Financial Officer